Exhibit 10.19

Execution Copy

SCHEDULE

to the

2002 MASTER AGREEMENT

dated as of December 14, 2009

between

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“Party A”)	and	ARCOS DORADOS B.V. (“Party B”)

PART 1

Termination Provisions

(1)	“Specified Entity” means, in relation to Party A, for the purpose of:

Section 5(a)(v), any Affiliate of Party A;

Section 5(a)(vi), none;

Section 5(a)(vii), none; and

Section 5(b)(v), none;

and, in relation to Party B, for the purpose of:

Section 5(a)(v), none;

Section 5(a)(vi), none;

Section 5(a)(vii), none; and

Section 5(b)(v), none.

(2)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(3)	The “Cross-Default” provisions of Section 5(a)(vi) will apply to Party A and Party B, and for such purpose:

(a)	“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of a party’s banking business.

(b)	“Threshold Amount” means, with respect to Party A, an amount equal to three percent of the shareholders’ equity of Party A; and with respect to Party B, USD 25,000,000, or the equivalent thereof in any other currency or currencies. For purposes of this definition, any Specified Indebtedness denominated in a currency other than the currency in which the Threshold Amount is expressed shall be converted into the currency in which the Threshold Amount is expressed at the exchange rate therefor reasonably chosen by the other party.

(4)	The “Credit Event Upon Merger” provisions of Section 5(b)(v) will apply to Party A and Party B; provided, however, that if the applicable party has long term, unsecured and unsubordinated indebtedness or deposits which is or are publicly rated (such rating, a “Credit Rating”) by Moody’s Investor Services. Inc. (“Moody’s”), Standard and Poors Ratings Group (“S&P”) or any other internationally recognized rating agency (a “Rating Agency”), then the words “materially weaker” in line 6 of Section 5(b)(v) shall mean that the Credit Rating of such party (or, if applicable, the Credit Support Provider of such party) shall be rated lower than Baa3 by Moody’s, or lower than BBB- by S&P or, in the event that there is no Credit Rating by either Moody’s or S&P applicable to such party (or, if applicable, the Credit Support Provider of such party) but such party’s long-term indebtedness or deposits is or are rated by a Rating Agency, lower than a rating equivalent to the foregoing by such Rating Agency.

(5)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A or Party B.

(6)	“Termination Currency” will have the meaning set forth in Section 14 of this Agreement.

(7)	Additional Termination Event will not apply.

PART 2

Tax Representations

(1)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each hereby make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement or amounts payable hereunder that may be considered to be interest for United States federal income tax purposes) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(2)	Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B each hereby make the following representations:

(i)	Party A represents that it is a U.S. person for U.S. federal income tax purposes.

(ii)	Party B represents that:

It is a “non-U.S. branch of a foreign person” within the meaning of Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations and a “foreign person” within the meaning of Section 1.6041-4(a)(4) of the United States Treasury Regulations.

It is not (1) a bank that has entered into this Agreement in the ordinary course of its trade or business of making loans, as described in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (2) a 10-percent shareholder of Party A within the meaning of Code Section 871(h)(3)(B), or (3) a controlled foreign corporation related to Party A within the meaning of Code Section 881 (c)(3)(C).

PART 3

Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents:

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to Be delivered
Party A	A complete and accurate U.S. Internal Revenue Service Form W-9 or any successor form, in a manner reasonably satisfactory to Party B.	(i) Upon becoming a party to this Agreement, (ii) thereafter promptly upon reasonable demand by the other party, and (iii) if such form or document was previously delivered and has become obsolete or incorrect, promptly upon learning that such form or document previously delivered by Party A has become obsolete or incorrect.
Party B	A complete and accurate U.S. Internal Revenue Service Form W-8BEN or any successor form, in a manner reasonably satisfactory to Party A.	(i) Upon becoming a party to this Agreement, (ii) thereafter promptly upon reasonable demand by the other party, and (iii) if such form or document was previously delivered and has become obsolete or incorrect, promptly upon learning that such form or document previously delivered by Party A has become obsolete or incorrect.

(b)	Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party B	Annual Report of Party B and of its Credit Support Provider (as applicable) containing consolidated financial statements certified by independent certified public accountants and	as soon as available and in any event within 120 days after the end of each fiscal year of	Yes

	prepared in accordance with accounting principles that are generally accepted in the country or countries in which Party B and its Credit Support Provider (as applicable) is organized. For the avoidance of doubt, such statement shall only be required of the Credit Support Provider to the extent the Credit Support Provider prepares such statements.	Party B

Party B	Unaudited consolidated financial statements of Party B and of its Credit Support Provider (as applicable) for a fiscal quarter prepared in accordance with accounting principles that are generally accepted in the country or countries in which Party B and its Credit Support Provider (as applicable) is organized. For the avoidance of doubt, such statements shall only be required of the Credit Support Provider to the extent the Credit Support Provider prepares such statements.	as soon as available and in any event within 90 days after the end of each fiscal quarter of Party B	Yes

Party A	A copy of Party A’s call report filed with the Federal Deposit Insurance Corporation (“FDIC”)	Within 30 days following the end of the relevant quarter if not otherwise available on the FDIC’s website	Yes

Party B	Certified copies of all corporate authorizations and any other documents with respect to the execution, delivery and performance of this Agreement	Upon execution and delivery of this Agreement	Yes

Party A and Party B	Certificate of authority and specimen signatures of individuals executing this Agreement, Confirmations and each Credit Support Document (as applicable)	Upon execution and delivery of this Agreement and thereafter upon request of the other party	Yes

PART 4

Miscellaneous

(1)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notice or communications to Party A:

Any notice relating to a particular Transaction shall be delivered to the address or facsimile number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5 and 6 of this Agreement shall be delivered to the following address:

JPMorgan Chase Bank, National Association

Attention: Legal Department-Derivatives Practice Group

270 Park Avenue

New York, New York 10017-2070

Facsimile No.: (646) 534-6393

Address for notice or communications to Party B:

Arcos Dorados B.V.

C/C Arcos Dorados Argentina S.A.

Roque Saenz Peña 432 -Olivos -Buenos Aires

Argentina - B1636FFB

Attention: Miguel Sanchez de Bustamante / Diego Pace / Julieta Nalband

Facsimile No.: (54-11) 4711-2236

Telephone No.: (54-11) 4711-2000

(2)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not applicable.

Party B appoints as its Process Agent:

National Registered Agents, Inc.

875 Avenue of the Americas, Suite 501

New York, NY 10001

(3)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(4)	Multibranch Party. For the purpose of Section 10 of this Agreement:

Party A is a Multibranch Party and may act through any Office specified in a Confirmation.

Party B is not a Multibranch Party.

(5)	Credit Support Document.

The ISDA Credit Support Annex and supplementary “Paragraph 13 -Elections & Variables” dated as of the date of this Agreement shall constitute a “Credit Support Document” in relation to each party, respectively, with respect to all of the obligations of the parties hereunder and for all purposes of this Agreement.

The Subsidiary Guarantee of each Credit Support Provider dated as of the date hereof in favor of Party A and in the form appended hereto shall constitute a “Credit Support Document” in relation to all of the obligations of Party B hereunder and for all purposes of this Agreement.

(6)	Credit Support Provider.

Credit Support Provider means, in relation to Party A, not applicable.

Credit Support Provider means, in relation to Party B, each Subsidiary Guarantor (as defined in the Indenture).

(7)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(8)	Netting of Payments. “Multiple Transaction Payment Netting” will apply for the purpose of Section 2(c) of this Agreement to all Transactions starting from the date of this Agreement.

(9)	“Affiliate” will have the meaning specified in Section 14 of this Agreement.

(10)	Absence of Litigation. For the purpose of Section 3(c) of this Agreement:

“Specified Entity” means, in relation to Party A, none.

“Specified Entity” means, in relation to Party B, none.

(11)	No Agency. The provisions of Section 3(g) of this Agreement will apply to this Agreement.

(12)	Additional Representation will apply. For the purpose of Section 3 of this Agreement, the following will each constitute an Additional Representation:

(h) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(iv) Other Transactions. It understands and acknowledges that the other party may, either in connection with entering into a Transaction or from time to time thereafter, engage in open market transactions that are designed to hedge or reduce the risks incurred by it in connection with such Transaction and that the effect of such open market transactions may be to affect or reduce the value of such Transaction.

(13)	“Indenture” means the Indenture, dated as of October 1, 2009, among Party B, the Subsidiary Guarantors named therein, Citibank. N.A. (as Trustee, Registrar, Paying Agent and Transfer Agent), and Dexia Banque Intemationale A Luxembourg, Societe Anonyme (as Luxembourg Paying Agent), as amended, supplemented or otherwise modified from time to time; provided that if the obligations under the Indenture are paid in full or the Indenture is otherwise terminated or cancelled, Indenture means the Indenture as it existed immediately prior to such event. Capitalized terms defined therein and not otherwise defined herein shall have the meanings assigned in the Indenture.

(14)	Additional Event of Default. With respect to Party B, it shall constitute an Event of Default under this Agreement if the occurrence of:

(i) the Event of Default set forth in Article VI, Section 6.1 (vii) of the Indenture, relating to the termination of either Master Franchise Agreement.

Capitalized terms defined therein and not otherwise defined herein shall have the meanings assigned in the Indenture.

(15)	Further Agreements of Party B. Party B agrees with Party A that, so long as it may have any obligations under this Agreement or any Credit Support Documents to which it is a party, Party B will comply with the provisions set forth within Article III, Section 3.8(a) of the Indenture, regarding limitations on incurrence of additional indebtedness. Notwithstanding the foregoing, Party B’s obligation hereunder with regard to this covenant specified in Section 3.8(a) of the Indenture shall be suspended if a Covenant Suspension Event has occurred and is continuing.

Capitalized terms defined therein and not otherwise defined herein shall have the meanings assigned in the Indenture.

(16)	Eligible Contract Participant. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an “eligible contract participant”, as defined in the Commodity Futures Modernization Act of 2000.

(17)	Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

PART 5

Other Provisions

(1)	Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(2)	ISDA Definitions. Reference is hereby made to the 2006 ISDA Definitions (the “2006 Definitions”) and the 1998 FX and Currency Option Definitions (the “FX Definitions”) (collectively the “ISDA Definitions”) each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(3)

Scope of Agreement. Notwithstanding anything contained in this Agreement to the contrary, any transaction (other than a repurchase transaction, reverse repurchase transaction, buy/sell-back transaction or securities lending transaction) which may otherwise constitute a “Specified Transaction” (without regard to the phrase “which is not a Transaction under this Agreement but” in the definition of “Specified Transaction”) for purposes of this Agreement which has been or will be entered into between the parties shall constitute a “Transaction” which is subject to, governed by, and construed in accordance with the terms of this

Agreement, unless any Confirmation with respect to a Transaction entered into after the execution of this Agreement expressly provides otherwise.

(4)	Inconsistency. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation; (ii) the Schedule and Paragraph 13 of an ISDA Credit Support Annex (as applicable); (iii) the ISDA Definitions; and (iv) the printed form of 2002 ISDA Master Agreement and 1994 ISDA Credit Support Annex (as applicable). In the event of any inconsistency between provisions contained in the 2006 Definitions and the FX Definitions, the FX Definitions shall prevail.

(5)	Notice by Facsimile Transmission. Section 13(c) is hereby amended by deleting the words “, 12(a)(iii)” from the fifth line thereof.

(6)	Bankruptcy. Section 5(a)(vii) shall be amended to replace the reference to “ 15 days” with “30 days” in clause (4)(B)(II) and (7) thereof.

[Signature page to follow]

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION			ARCOS DORADOS B.V.

By:	/s/ Patricia Marckesano		By:	/s/ Diego Pace
	Name:	Patricia Marckesano		Name:	Diego Pace
	Title:	Vice President and Assistant General Counsel		Title:	Corporate Finance Manager